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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
        Date of Report (Date of earliest event reported) July 22, 1999
                                                         -------------

                   SECURITY OF PENNSYLVANIA FINANCIAL CORP.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                   1-14577                   23-2980576
      --------                   -------                   ----------
(State or other Jurisdiction o(Commission               (IRS Employer
incorporation or organization)File Number)              Identification No.)

               31 W. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (570) 454-0824
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)









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ITEM 5.  OTHER EVENTS.
         -------------

      On July 22, 1999, Security of Pennsylvania Financial Corp. (the "Company"), issued a press release which announced the declaration of a cash dividend for the fiscal quarter ended June 30, 1999.

      A press release announcing the declaration of a cash dividend is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1 Press Release dated July 22, 1999.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    July 23, 1999              By: /s/ Richard C. Laubach
                                         --------------------------------------
                                         Richard C. Laubach
                                         President and Chief Executive Officer












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